Exhibit 10.2
AMENDMENT NO. 1 TO AMENDED AND RESTATED
DEALER EXCLUSIVITY AGREEMENT
          This AMENDMENT NO. 1 TO AMENDED AND RESTATED DEALER EXCLUSIVITY AGREEMENT (this “Amendment”) is dated as of December 22, 2009, by and among Thor Industries, Inc., a Delaware corporation (“Thor”), FreedomRoads Holding Company, LLC, a Minnesota limited liability company (“Holdings”), FreedomRoads, LLC, a Minnesota limited liability company (“FreedomRoads”) and each of the other FR Entities listed on the signature pages hereto.
RECITALS
          A. Thor, Holdings, FreedomRoads and each of the other FR Entities entered into that certain Amended and Restated Dealer Exclusivity Agreement dated as of January 30, 2009 (the “Original Agreement”).
          B. On the date hereof, Thor is lending to The Stephen Adams Living Trust, Stephen Adams and Marcus Lemonis (collectively, the “Borrowers”), the principal amount of Ten Million Dollars ($10,000,000), pursuant to that certain Credit Agreement, dated as of the date hereof, between the Borrowers and Thor, the proceeds of which the Borrowers have agreed to loan to ITM Holding Company #2, LLC, which will then be contributed as equity to FreedomRoads (the “Third Loan”).
          C. In partial consideration of the Third Loan, the Borrowers have caused Holdings and FreedomRoads to enter into this Amendment to amend certain terms of the Original Agreement (the Original Agreement, as amended by this Amendment, the “Agreement”).
          D. All capitalized terms not otherwise defined herein shall have such meanings as ascribed to them in the Original Agreement.
AGREEMENT
          NOW, THEREFORE, in consideration of the premises, and the mutual promises and agreements contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:
     1. Amendment of Termination Provisions. Section 2.2(c) of the Original Agreement is hereby amended by deleting such subsection in its entirety and substituting the following in lieu thereof:
          “(c) By Thor or FreedomRoads, at any time on or after December 22, 2029 by providing written notice to the other party.”
In addition, the paragraph following Section 2.2(e) of the Original Agreement shall be deleted in its entirety.

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     2. Amendment of Audit and Inspection Provisions. Section 4.1 of the Original Agreement is hereby amended by adding the following language at the end of such section:
          “In the event Thor elects to conduct an audit of such books and records and makes a determination, based on the results of such audit, that a material breach of this Agreement has occurred, then the FR Entities, on a joint and several basis, shall reimburse Thor for Thor’s out-of-pocket costs and expenses of such audit.”
     3. Amendment of Reports Provisions. Section 4.2 of the Original Agreement is hereby amended by adding the following language at the end of such section:
          “Each such report shall be accompanied by a compliance certificate executed by the Chief Financial Officer of FreedomRoads, pursuant to which such officer shall certify as to the accuracy of such report and the compliance by the FR Entities with the provisions of this Agreement.”
     4. The Original Agreement is hereby amended by inserting new Section 6.12 and Section 6.13 as follows:
          “Section 6.12 Injunctive Relief. The parties acknowledge and agree that Thor could be damaged irreparably if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Accordingly, Thor will be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement, and its provisions in any action or proceeding instituted in any court of the United States or any state thereof having jurisdiction over the parties hereto and the matter, in addition to any other remedy to which Thor may be entitled, at law or in equity. Except as expressly provided herein, the rights, obligations and remedies created by this Agreement are cumulative and in addition to any other rights, obligations or remedies otherwise available at law or in equity. Except as expressly provided herein, nothing herein will be considered an election of remedies.
          Section 6.13 Blue-Penciling. It is expressly understood and agreed that although the parties hereto consider the duration of the exclusivity period set forth in this Agreement to be reasonable, if a judicial determination is made by a court of competent jurisdiction that the time or any other restriction contained in this Agreement is an unenforceable restriction against any of the parties hereto, the provisions thereof shall not be rendered void but shall be deemed amended to apply as to such maximum time and to such maximum extent as such court may judicially determine or indicate to be enforceable. Alternatively, if any court of competent jurisdiction finds that any restriction contained in this Agreement is unenforceable, and such restriction cannot be amended so as to make it enforceable, such finding shall not affect the enforceability of any of the other restrictions contained herein.”
     5. Effect of Amendment. Except as expressly amended, modified or waived by this Amendment, all of the terms, representations, warranties, covenants and conditions of the Original Agreement shall remain unmodified and unwaived by the terms of this Amendment, and shall remain in full force and effect in accordance with their respective terms, and are hereby ratified, approved and confirmed in all respects. This Amendment shall not constitute any

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party’s consent or indicate its willingness to consent to any other amendment, modification or waiver of the Original Agreement or any instruments or agreements referred to herein or therein.
     6. Miscellaneous. The provisions of Article VI (“Miscellaneous”) of the Original Agreement shall apply to this Amendment as if such provisions were set out herein in full and as if each reference therein to “this Agreement” included a reference to this Amendment.
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          IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year indicated above.

THOR INDUSTRIES, INC.
By:	/s/ Peter B. Orthwein
Name: Peter B. Orthwein
Title: Chairman

FREEDOMROADS HOLDING COMPANY, LLC
By:	/s/ Marcus Lemonis
Name: Marcus Lemonis
Title: Chief Executive Officer

FREEDOMROADS, LLC
By:	/s/ Marcus Lemonis
Name: Marcus Lemonis
Title: Chief Executive Officer

[Signature Page to Amendment No. 1 to Exclusivity Agreement]

Agreed to and acknowledged by each of the other
FR Entities as of the date first above written:

AMERICAN RV CENTERS, LLC
By:	/s/ Marcus Lemonis
	Name:	Marcus Lemonis
	Title:	Chairman and CEO

ARIZONA RV CENTERS, LLC
By:	/s/ Marcus Lemonis
	Name:	Marcus Lemonis
	Title:	Chairman and CEO

BLAINE JENSEN RV CENTERS, LLC
By:	/s/ Marcus Lemonis
	Name:	Marcus Lemonis
	Title:	Chairman and CEO

BODILY RV, INC.
By:	/s/ Marcus Lemonis
	Name:	Marcus Lemonis
	Title:	Chairman and CEO

BURNSIDE RV CENTERS, LLC
By:	/s/ Marcus Lemonis
	Name:	Marcus Lemonis
	Title:	Chairman and CEO

CAMPING TIME RV CENTERS, LLC
By:	/s/ Marcus Lemonis
	Name:	Marcus Lemonis
	Title:	Chairman and CEO

[Signature Page to Amendment No. 1 to Exclusivity Agreement]

CAMPING WORLD RV SALES, LLC
By:	/s/ Marcus Lemonis
	Name:	Marcus Lemonis
	Title:	Chairman and CEO

DUSTY’S CAMPER WORLD, LLC
By:	/s/ Marcus Lemonis
	Name:	Marcus Lemonis
	Title:	Chairman and CEO

EMERALD COAST RV CENTER, LLC
By:	/s/ Marcus Lemonis
	Name:	Marcus Lemonis
	Title:	Chairman and CEO

FOLEY RV CENTER, LLC
By:	/s/ Marcus Lemonis
	Name:	Marcus Lemonis
	Title:	Chairman and CEO

FREEDOMROADS RV, INC.
By:	/s/ Marcus Lemonis
	Name:	Marcus Lemonis
	Title:	Chairman and CEO

GARY’S RV CENTERS, LLC
By:	/s/ Marcus Lemonis
	Name:	Marcus Lemonis
	Title:	Chairman and CEO

[Signature Page to Amendment No. 1 to Exclusivity Agreement]

HOLIDAY KAMPER COMPANY OF COLUMBIA, LLC
By:	/s/ Marcus Lemonis
	Name:	Marcus Lemonis
	Title:	Chairman and CEO

K&C RV CENTERS, LLC
By:	/s/ Marcus Lemonis
	Name:	Marcus Lemonis
	Title:	Chairman and CEO

MEYER’S RV CENTERS, LLC
By:	/s/ Marcus Lemonis
	Name:	Marcus Lemonis
	Title:	Chairman and CEO

OLINGER RV CENTERS, LLC
By:	/s/ Marcus Lemonis
	Name:	Marcus Lemonis
	Title:	Chairman and CEO

SHIPP’S RV CENTERS, LLC
By:	/s/ Marcus Lemonis
	Name:	Marcus Lemonis
	Title:	Chairman and CEO

SIRPILLA RV CENTERS, LLC
By:	/s/ Marcus Lemonis
	Name:	Marcus Lemonis
	Title:	Chairman and CEO

[Signature Page to Amendment No. 1 to Exclusivity Agreement]

SOUTHWEST RV CENTERS, LLC
By:	/s/ Marcus Lemonis
	Name:	Marcus Lemonis
	Title:	Chairman and CEO

STIER’S RV CENTERS, LLC
By:	/s/ Marcus Lemonis
	Name:	Marcus Lemonis
	Title:	Chairman and CEO

STOUT’S RV CENTER, LLC
By:	/s/ Marcus Lemonis
	Name:	Marcus Lemonis
	Title:	Chairman and CEO

WHEELER RV LAS VEGAS, LLC
By:	/s/ Marcus Lemonis
	Name:	Marcus Lemonis
	Title:	Chairman and CEO

[Signature Page to Amendment No. 1 to Exclusivity Agreement]